Listed Private Equity Fund

A Series of Financial Investors Trust

Supplement

Prospectuses – Class A and Class I

Dated November 20, 2007

The distributor of Listed Private Equity Fund (the “Fund”), ALPS Distributors, Inc. (“ALPS”), is soliciting subscriptions for Class A and Class I Fund shares during an initial offering period currently scheduled from November 26, 2007 to the close of business on December 31, 2007 (the “Subscription Period”).  The subscription price will be the Fund’s initial net asset value of $10.00 per share.  Orders to purchase shares received during the Subscription Period will be accepted when the Fund commences operations on December 31, 2007.  Checks or drafts accompanying orders received by the Fund or its transfer agent during the Subscription Period will be held uninvested until the close of business on December 31, 2007.

Please contact your financial intermediary for further information.

This Supplement is dated November 26, 2007